UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

SJW Group

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

Additional Information Regarding the Annual Meeting of Stockholders

To Be Held On Wednesday, April 29, 2020

The following Notice of Change of Location relates to the proxy statement (the “Proxy Statement”) of SJW Group (the “Company”), dated March 10, 2020, furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, April 29, 2020 at 9:00 AM Pacific Time. This supplement to the Proxy Statement (“Supplement”) is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about March 19, 2020.

THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

* * *

NOTICE OF CHANGE OF LOCATION

OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 29, 2020

March 19, 2020

To our Stockholders:

Due to the emerging public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our employees, stockholders, and partners, NOTICE IS HEREBY GIVEN that the location of the Annual Meeting of Stockholders (the “Annual Meeting”) of SJW Group (the “Company”) has been changed. As previously announced, the Annual Meeting will be held on Wednesday, April 29, 2020 at 9:00 AM, Pacific Time. In light of public health impact described above, the Company has decided to hold the Annual Meeting in a virtual meeting format only. You will not be able to attend the Annual Meeting physically.

As described in the proxy materials for the Annual Meeting dated March 10, 2020, you are entitled to notice of, and to vote at the Annual Meeting, if you were a stockholder of record as of the close of business on March 4, 2020, the record date. In order to attend the virtual Annual Meeting at www.virtualshareholdermeeting.com/SJW2020, you must enter the control number found on your proxy card or voting instruction form. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting. You may still vote by telephone, via the internet, or by mailing a completed proxy card. All references to attending the meeting “in person” or voting “in person” in the proxy statement of the Company, dated March 10, 2020, shall refer to attending the virtual meeting “via the hosting website” or voting “via the hosting website”.

Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card included with this Supplement shall be used to vote your shares in connection with the Annual Meeting.

Sincerely,

Eric W. Thornburg

President, Chief Executive Officer and

Chairman of the Board

THE ANNUAL MEETING ON APRIL 29, 2020 AT 9:00 A.M. PACIFIC TIME WILL BE ACCESSIBLE AT WWW.VIRTUALSHAREHOLDERMEETING.COM/SJW2020. A COPY OF THE PROXY STATEMENT, THE FORM OF PROXY, AND THE ANNUAL REPORT FOR THE YEAR ENDED ON DECEMBER 31, 2019 ARE AVAILABLE AT HTTPS://WWW.PROXYDOCS.COM/SJW.

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 PM Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
During The Meeting - Go to www.virtualshareholdermeeting.com/SJW2020
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 PM Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge,
51 Mercedes Way, Edgewood, NY 11717.
SJW GROUP
ATTN: WILLIE BROWN 110 W. TAYLOR STREET SAN JOSE, CA 95110
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D02141-P33780 KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY
SJW Group
The Board of Directors recommends you vote FOR each of the following director nominees:
1. ELECTION OF DIRECTORS
For Against Abstain
Nominees:
1a. K. Armstrong
1b. W. J. Bishop
1c. M. Hanley
1d. H. Hunt
1e. G. P. Landis
1f. D. C. Man
1g. D. B. More
1h. E. W. Thornburg
1i. R. A. Van Valer
1j. C. P. Wallace
The Board of Directors recommends you vote FOR the For Against Abstain following proposals:
2. To approve, on an advisory basis, the compensation ! ! ! of the named executive officers as disclosed in the accompanying proxy statement.
3. Ratify the appointment of KPMG LLP as the independent registered public accounting firm of the Company for ! ! !
fiscal year 2020.
NOTE: Act upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.
Signature [PLEASE SIGN WITHIN BOX] Date
Signature (Joint Owners) Date

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting (including the Notice of Change of Location), Proxy Statement, Form of Proxy and the Annual Report for the year ended on December 31, 2019, are available at https://www.proxydocs.com/SJW
D02142-P33780
SJW GROUP
ANNUAL MEETING OF STOCKHOLDERS
APRIL 29, 2020
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned revokes all previous proxies, acknowledges receipt of the notice of the Annual Meeting of Stockholders to be held on April 29, 2020, and the accompanying Proxy Statement, and appoints Eric W. Thornburg and James P. Lynch, or either of them, the proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of SJW Group that the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the Annual Meeting of Stockholders of SJW Group to be held on April 29, 2020, at 9:00 AM Pacific Time, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could have if personally present thereat.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THEN THIS PROXY WILL BE VOTED “FOR” EACH OF THE TEN NOMINEES NOTED HEREON TO THE BOARD OF DIRECTORS, AND “FOR” PROPOSALS 2 AND 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.
Continued and to be signed on reverse side.